                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of Primark Corporation on Form S-8 of our reports dated February 3, 1995 and January 29, 1993, except for Note 12, which date is September 6, 1993, appearing in Amendment No. 2 on Form 8-K/A to the Current Report on Form 8-K dated July 3, 1995 of Primark Corporation.

/s/ LESLIE SUFRIN AND COMPANY, P.C.

Leslie Sufrin and Company, P.C.
New York, New York
December 9, 1996